UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 10, 2008

International Fight League, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-21134	04-2893483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

424 West 33rd Street, Suite 650, New York, New York		10001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212.356.4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 10, 2006, International Fight League, Inc. issued the press release attached to this report and incorporated herein by reference announcing the cancellation of its August 15, 2008 event.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99 Press release issued by International Fight League on June 10, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Fight League, Inc.

June 10, 2008	By:	Michael C. Keefe

Name: Michael C. Keefe
Title: Executive Vice President, General Counsel and Acting Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99	Press release issued by Registrant on June 10, 2008